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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 2005

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (as seller under a Pooling and
Servicing Agreement, dated as of August 1, 2005, providing for, inter alia, the issuance of Carrington Home Equity Loan Trust, Series 2005-NC4 Asset-Backed
Pass-Through Certificates)

                    Stanwich Asset Acceptance Company, L.L.C.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                333-124562               20-2698835
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(State of Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)          Identification No.)

             Nine Greenwich Office Park
              Greenwich, Connecticut                            06831
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      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code, is (203) 661-6186

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

         On August 16, 2005, the Registrant caused the issuance and sale of
Carrington Home Equity Loan Trust, Series 2005-NC4 Asset-Backed Pass-Through
Certificates, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,
Class CE, Class P, Class R-I and Class R-II Certificates (the "Certificates")
pursuant to a Pooling and Servicing Agreement dated as of August 1, 2005, among the Registrant, New Century Mortgage Corporation, as Servicer and Deutsche Bank
National Trust Company, as Trustee.

Item 9.01. Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of August 1, 2005 among
Stanwich Asset Acceptance Company, L.L.C., as depositor, New Century Mortgage
Corporation, as servicer and Deutsche Bank National Trust Company, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

                                       By: /s/ Bruce M. Rose
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                                       Name:  Bruce M. Rose
                                       Title: President

Dated: August 31, 2005